Exhibit 10.2

AMENDMENT NO. 2

TO

REGISTRATION RIGHTS AGREEMENT

AMENDMENT NO. 2 TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of May 13, 2008, made among ITC^DeltaCom, Inc., a Delaware corporation (the “Company”), and each person listed on the signature pages hereof under the heading “TCP Securityholders.”

WITNESSETH:

WHEREAS, the parties to this Amendment wish to amend the Registration Rights Agreement, dated as of July 26, 2005 and amended as of July 31, 2007 (the “Agreement”), among the Company, the other persons listed on the signature pages thereof and the other parties to such agreement, as hereinafter set forth; and

WHEREAS, the TCP Securityholders listed on the signature pages hereof are the Holders of a Majority of the Registrable Securities as defined in, and for purposes of, the Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. Effectiveness; Capitalized Terms.

(a) This Amendment shall be effective as of the date set forth in the preamble of this Amendment.

(b) All capitalized terms used in this Amendment and not defined herein have the meanings ascribed to such terms in the Agreement.

2. Amendment to Section 1 of Agreement. The definitions of “Holders,” “Registration Rights Period” and “WCAS Registration Rights Agreement” set forth in Section 1 of the Agreement are hereby amended and restated in their entirety to read as follows:

“Holders” means, collectively, Special Value Absolute Return Fund, LLC, Special Value Continuation Partners, LP, Massachusetts Mutual Life Insurance Company, MassMutual Participation Investors, MassMutual Corporate Investors, Tower Square Capital Partners, L.P. and, subject to Section 16, each other Person to whom a TCP Securityholder has transferred Registrable Securities and who has agreed to become bound by the provisions of this Agreement in accordance with Section 16, but only so long as such other Person holds Registrable Securities.

“Registration Rights Period” means the period (a) commencing on the date hereof and (b) ending on the date which is the eighth anniversary after the date hereof; provided, however, that if the Company receives the written notice referred to in Section 3(a) prior to the expiration of such eight-year period, the Company shall maintain the effectiveness of the Shelf Registration Statement referred to in Section 3(a) for the period specified in, and in accordance with the terms of, Section 9(b) even if the period specified in Section 9(b) will terminate after the expiration of such eight-year period.

“WCAS Registration Rights Agreement” means the Registration Rights Agreement, dated as of October 6, 2003, as amended as of December 4, 2003, July 26, 2005, July 31, 2007 and May 13, 2008, among the Company and the other Persons listed on the signature pages thereof.

3. Amendment to Section 3 of the Agreement. The first sentence of Section 3(a) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Within 45 days after the Company receives written notice from Holders of a Majority of the Registrable Securities requesting the Company to file with the SEC a Shelf Registration Statement relating to the offer and sale, by the Holders from time to time, of the Registrable Securities or, if the Company is not then eligible to use SEC Form S-3 to register under the Securities Act the offer and sale by the Holders of all Registrable Securities then eligible to be so registered, as soon as reasonably practicable after the Company becomes so eligible, the Company shall file such Shelf Registration Statement with the SEC and shall use its reasonable best efforts to cause the Shelf Registration Statement to be declared effective by the SEC as soon as reasonably practicable after filing.”

4. Amendment to Section 15 of Agreement. The second sentence of Section 15 of the Agreement is hereby amended and replaced in its entirety to read as follows:

“The Holders agree for purposes of this Section 15 that the WCAS Registration Rights Agreement is not inconsistent with the rights of the Holders hereunder.”

5. Miscellaneous. This Amendment shall not constitute an amendment or modification of any provision of the Agreement not expressly referred to herein. Except as expressly set forth in this Amendment, the terms, provisions and conditions of the Agreement shall remain unchanged and in full force and effect. Each of the undersigned acknowledges and agrees that each Person listed on the signature pages hereof under the heading “TCP Securityholders” is a Holder for all purposes of the Agreement, as amended hereby, and shall be entitled to the benefits of, and shall be subject to the restrictions contained in, this Agreement, as amended hereby, as a Holder to the same extent as if such Person had originally been included in the definition of a Holder and had originally been a party to the Agreement. This Amendment may be executed in counterparts, all of which shall together constitute a single agreement.

6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth in the preamble hereof.

COMPANY:

ITC^DELTACOM, INC.

By:	/s/ J. Thomas Mullis
Name:	J. Thomas Mullis
Title:	Senior Vice President – Legal and Regulatory

TCP SECURITYHOLDERS:

SPECIAL VALUE ABSOLUTE RETURN FUND, LLC

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Managing Partner

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	Tennenbaum Capital Partners, LLC
Its:	Investment Manager

By:	/s/ Howard Levkowitz
Name:	Howard Levkowitz
Title:	Managing Partner